Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Randolph L. Kohn, president of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Randolph L. Kohn	August 24, 2006
Randolph L. Kohn	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, treasurer and principal financial and accounting officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	August 21, 2006
Marie K. Karpinski	Date
Treasurer and Principal Financial and Accounting Officer